SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2014
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
25.	SUBSEQUENT EVENTS

On February 10, 2015, the board of directors adopted resolutions to declare dividends in the aggregate of US$82,751 to the Group's shareholders. The dividends had been distributed as of the date these financial statements were issued.

On July 10, 2014, the Group entered into strategic cooperation agreement with a new home agency company, Shenzhen World Union Properties Consultancy Co., Ltd. (“World Union”) listed on the Shenzhen Stock Exchange. Pursuant to the strategic cooperation agreement, the Group will subscribe new shares of World Union in a private placement for 10% of World Union's outstanding share capital immediately after the completion of the private placement. The aggregate cash consideration for this strategic cooperation agreement amounts to approximately US$120 million. All of the necessary regulatory approvals have been obtained as of March 10, 2015 and the investment has not been completed as of the date these financial statements were issued.

The Group formally sued the real estate developer of the properties in Hainan in December 2014 and the case was heard in court on January 8, 2015. The final sentence was announced on January 23, 2015 and the real estate developer was obligated to assist the Group in obtaining the ownership certificates. As of the date these financial statements were issued the ownership certificates have not yet been obtained.

On March 31, 2015, the Group granted options to employees to acquire a total of 2,230,250 Class A ordinary shares at an exercise price of US$30.0 per share (or a total of 11,151,250 ADS at an exercise price of US$6.0 per ADS) under the 2010 Plan. The options are subject to a four year service vesting condition, certain performance conditions and have a contractual life of ten years.